EXHIBIT (e)(1)(b)

SCHEDULE A

Set forth below is a listing of: (i) all of the Trusts and other entities (together, "Trusts") that are a party to the Amended and Restated Master Distribution Agreement with Eaton Vance Distributors, Inc. dated May 1, 2014, as may be amended (the "Agreement"); (ii) the Classes offered by each series of the Trusts ("Funds")(with "N/A" indicating that a Fund does not offer a particular Class of shares); (iii) the fees payable by a Fund per annum (as a percentage of the average daily net assets attributable to the Class) pursuant to the Distribution Plan or Service Plan adopted by the Class ("Fees"); and (iv) in the case of a Fund offering Class B and/or Class C shares that are subject to a Fee Cap (as defined in the Agreement), the amount of such Fee Cap.(a)  Where applicable, the distribution fee and service fee payable under a Distribution Plan are listed as "distribution fee/service fee."  Distribution fees and service fees are accrued daily and payable monthly.  This Schedule A shall be appended to and be a part of the Master Distribution Agreement and, with respect to each Class of shares that has adopted a Master Distribution Plan, the information herein with respect to such Class shall constitute the Schedule A for such Plan.

Trust and Funds	Classes(b)
	A(c)	Advisers(c)	Investor(c)	B		C		R(1)	R6	I	Institutional
Eaton Vance Growth Trust	Fees	Fees	Fees	Fees	Fee Cap(d)	Fees	Fee Cap(d)	Fees	Fees	Fees	Fees
Eaton Vance Atlanta Capital Focused Growth Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Atlanta Capital Select Equity Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Atlanta Capital SMID-Cap Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	0.50/0.25	None	None	N/A
Eaton Vance Focused Growth Opportunities Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Focused Value Opportunities Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Global Natural Resources Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Greater China Growth Fund	0.30	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Hexavest Emerging Markets Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Hexavest Global Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Hexavest International Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Hexavest U.S. Equity Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Richard Bernstein All Asset Strategy Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Richard Bernstein Equity Strategy Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Richard Bernstein Market Opportunities Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Worldwide Health Sciences Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Parametric Balanced Risk Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None

Trust and Funds	Classes(b)
	A(c)	Advisers(c)	Investor(c)	B		C		R(1)	R6	I	Institutional
Eaton Vance Investment Trust(2)	Fees	Fees	Fees	Fees	Fee Cap(d)	Fees	Fee Cap(d)	Fees	Fees	Fees	Fees
Eaton Vance Floating-Rate Municipal Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Massachusetts Limited Maturity Municipal Income Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance National Limited Maturity Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	3.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance New York Limited Maturity Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	3.00	0.75/0.25	6.25	N/A	N/A	None	N/A

Eaton Vance Municipals Trust(3)
Eaton Vance Arizona Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance California Municipal Opportunities Fund (formerly Eaton Vance California Municipal Income Fund)	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Connecticut Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Georgia Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Maryland Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Massachusetts Municipal Income Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Minnesota Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Missouri Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Municipal Opportunities Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance National Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance New Jersey Municipal Income Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance New York Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance North Carolina Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Ohio Municipal Income Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Oregon Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Pennsylvania Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance South Carolina Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Virginia Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A

Trust and Funds	Classes(b)
	A(c)	Advisers(c)	Investor(c)	B		C		R(1)	R6	I	Institutional
Eaton Vance Municipals Trust II (3)	Fees	Fees	Fees	Fees	Fee Cap(d)	Fees	Fee Cap(d)	Fees	Fees	Fees	Fees
Eaton Vance High Yield Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance TABS 1-to-10 Year Laddered Municipal Bond Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance TABS 5-to-15 Year Laddered Municipal Bond Fund (formerly Eaton Vance Tax-Advantaged Bond Strategies Long Term Fund)	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance TABS 10-to-20 Year Laddered Municipal Bond Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance TABS Intermediate-Term Municipal Bond Fund (formerly Eaton Vance Tax-Advantaged Bond Strategies Intermediate Term Fund)	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance TABS Short-Term Municipal Bond Fund (formerly Eaton Vance Tax-Advantaged Bond Strategies Short Term Fund)	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Income Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Atlanta Capital Horizon Growth Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Core Plus Bond Fund (formerly Eaton Vance Build America Bond Fund)	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Currency Income Advantage Fund	0.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Diversified Currency Income Fund	0.30	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Emerging Markets Local Income Fund	0.30	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Floating-Rate Advantage Fund	0.25	0.25	N/A	0.40/.0.20	FINRA	0.60/0.15	FINRA	N/A	N/A	None	N/A
Eaton Vance Floating-Rate Fund	0.25	0.25	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Floating-Rate & High Income Fund	0.25	0.25	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Global Dividend Income Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Eaton Vance Global Macro Absolute Return Advantage Fund	0.30	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	0.50/0.25	N/A	None	N/A
Eaton Vance Global Macro Absolute Return Fund	0.30	N/A	N/A	N/A	N/A	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Eaton Vance Global Macro Capital Opportunities Fund	0.30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Government Obligations Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Eaton Vance High Income Opportunities Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Multi-Strategy Absolute Return Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Multi-Strategy All Market Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Short Duration Government Income Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.60/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Short Duration High Income Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A

Trust and Funds	Classes(b)
	A(c)	Advisers(c)	Investor(c)	B		C		R(1)	R6	I	Institutional
Eaton Vance Mutual Funds Trust (continued)	Fees	Fees	Fees	Fees	Fee Cap(d)	Fees	Fee Cap(d)	Fees	Fees	Fees	Fees
Eaton Vance Short Duration Strategic Income Fund	0.25	N/A	N/A	0.75/0.25	4.50	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Eaton Vance Stock Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Equity Asset Allocation Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Global Dividend Income Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Growth Fund 1.1	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Growth Fund 1.2	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Multi-Cap Growth Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A	N/A	N/A	N/A
Eaton Vance Tax-Managed Small-Cap Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Small-Cap Value Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Tax-Managed Value Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance U.S. Government Money Market Fund (4)	None	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	N/A	N/A
Parametric Commodity Strategy Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None
Parametric Emerging Markets Core Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None
Parametric Emerging Markets Fund	N/A	N/A	0.25	N/A	N/A	0.75/0.25	6.25	N/A	None	N/A	None
Parametric Dividend Income Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None
Parametric Global Small-Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None
Parametric International Equity Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None
Parametric Tax-Managed International Equity Fund	N/A	N/A	0.25	N/A	N/A	0.75/0.25	6.25	N/A	N/A	N/A	None

Eaton Vance Series Fund, Inc.
Eaton Vance Institutional Emerging Markets Debt Fund(5)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	0.50/0.25	None	None	N/A
Parametric Tax-Managed Emerging Markets Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None

Trust and Funds	Classes(b)
	A(c)	Advisers(c)	Investor(c)	B		C		R(1)	R6	I	Institutional
Eaton Vance Special Investment Trust	Fees	Fees	Fees	Fees	Fee Cap(d)	Fees	Fee Cap(d)	Fees	Fees	Fees	Fees
Eaton Vance Balanced Fund	0.25	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Bond Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	0.50/0.25	None	None	N/A
Eaton Vance Bond Fund II	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Commodity Strategy Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A	N/A	None	N/A
Eaton Vance Core Bond Fund (formerly Eaton Vance Investment Grade Income Fund)	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	None	N/A
Eaton Vance Dividend Builder Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Greater India Fund	0.30	N/A	N/A	0.75/0.25	5.00	0.75/0.25	6.25	N/A	N/A	None	N/A
Eaton Vance Growth Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	0.50/0.25	N/A	None	N/A
Eaton Vance Hedged Stock Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A		None	N/A
Eaton Vance Large-Cap Value Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	0.50/0.25	None	None	N/A
Eaton Vance Real Estate Fund	0.25	N/A	N/A	N/A	N/A	N/A	N/A	N/A		None	N/A
Eaton Vance Short Duration Real Return Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	FINRA	N/A		None	N/A
Eaton Vance Small-Cap Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	0.50/0.25		None	N/A
Eaton Vance Small-Cap Value Fund	0.25	N/A	N/A	0.75/0.25	6.25	0.75/0.25	6.25	N/A		None	N/A
Eaton Vance Special Equities Fund	0.25	N/A	N/A	N/A	N/A	0.75/0.25	6.25	N/A		None	N/A
Parametric Absolute Return Fund	N/A	N/A	0.25	N/A	N/A	N/A	N/A	N/A		N/A	None

FOOTNOTES:
(a)	Compliance with the Fee Cap shall be determined in accordance with NASD Conduct Rule 2830(d).
(b)	Distribution or Service Plans have not been adopted for Class R6, Class I and Institutional shares and such Classes do not pay Fees.
(c)	Pursuant to the Master Distribution Plan for Class A, Advisers Class and Investor Class Shares, fees payable pursuant to such Plan are referred to as "distribution and service fees".
(d)	If the Fee Cap is listed as "FINRA", then the Fund is subject to the maximum amount permitted under NASD Conduct Rule 2830(d), which is 6.25% as of the date hereof.
(1)

The Master Distribution Plan for Class R Shares authorizes distribution and service fee payments of up to 0.75% annually.  The Board of Trustees has authorized distribution and service fees equal to 0.55% annually.

(2)

The Master Distribution Plans for Class A, Advisers Class and Investor Class Shares, Class B Shares and Class C Shares (as applicable) authorize distribution and service fees of up to 0.25% annually.  The Board of Trustees has authorized distribution and service fees of 0.15% annually.

(3)

The Master Distribution Plans for Class A, Advisers Class and Investor Class Shares, Class B Shares and Class C Shares (as applicable) authorize service fees (or in the case of Class A shares, distribution and service fees) of up to 0.25% annually.  In the case of each Fund (except the Eaton Vance California and Municipal Opportunities Funds, the Eaton Vance National and High Yield Municipal Income Funds, the Eaton Vance TABS 1-to-10, 5-to-15 and 10-to-20 Year Laddered Municipal Bond Funds and the Eaton Vance TABS Intermediate-Term and Short-Term Municipal Bond Funds), the Board of Trustees has authorized the payment of such fees in the amount of 0.20% annually.

(4)

The Master Distribution Plans for Class B Shares and Class C Shares of Eaton Vance U.S. Government Money Market Fund authorize distribution fees of 0.75% and service fees of up to 0.25%.  The Fund’s Board of Trustees has authorized the payment of service fees for Class B and Class C equal to 0.15% annually.

(5)

This Fund offers only one class of shares (which does not have a designation).  Although a Maryland corporation, Eaton Vance Series Fund, Inc. (the "Corporation") is referred to herein as "Trust" for convenience.  References in the Agreement to Trustees are deemed to refer to the Directors of the Corporation.

Dated: May 3, 2015